Princeton Everest Fund

(formerly known as “Princeton Private Investments Access Fund”)

CLASS A, CLASS I, CLASS AA, CLASS II CLASS C, CLASS T AND CLASS L

SHARES OF BENEFICIAL INTEREST

Supplement dated April 12, 2023

to the Prospectus and SAI dated December 13, 2022, as supplemented

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On March 24, 2023, the Board unanimously agreed to convert Class AA, Class C and Class T shares into Class II, Class A and Class L shares respectively. Effective immediately, Class AA, Class C and Class T shares will no longer be offered for sale.

On May 26, 2023, the share class conversions will take place and shareholders of Class AA shares will hold Class II shares, shareholders of Class C shares will hold Class A shares, and shareholders of Class T shares will hold Class L shares. After these conversions, shareholders of Class AA, Class C and Class T shares will have lower share class expenses. All references to Class AA, Class C and Class T shares will be deleted from the Prospectus and SAI effective May 26, 2023.

Shareholders of Class AA, Class C and Class T shares who do not wish to hold Class II, Class A and Class L shares can tender their shares upon the next tender offer period on June 22, 2023.

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This Supplement and the Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. These documents have been filed with the Securities and Exchange Commission, and Parts A, B and C of the Fund’s registration statement on Form N-2, as filed on December 13, 2022 and are incorporated herein by reference.